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                      SUPPLEMENT DATED JUNE 3, 2005 TO THE
                          VAN KAMPEN SENIOR LOAN FUND

                      PROSPECTUS DATED FEBRUARY 18, 2005,
        AS PREVIOUSLY SUPPLEMENTED ON APRIL 29, 2005 AND MARCH 11, 2005

     The Prospectus is hereby supplemented as follows:

          The section entitled "MANAGEMENT OF THE FUND -- INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

          PORTFOLIO MANAGEMENT. Howard Tiffen, Managing Director of the Adviser and Vice President of the senior loan funds advised by the Adviser, and Christina Jamieson, Executive Director of the Adviser and assistant portfolio manager of the senior loan funds advised by the Adviser, are primarily responsible for the day-to-day management of the Fund.

          Mr. Tiffen assumed portfolio management responsibilities for the Fund in December 1999. Mr. Tiffen also has primary responsibility for the day-to-day management of the portfolio of the Van Kampen Senior Income Trust, a closed-end investment company listed on the New York Stock Exchange which also invests primarily in Senior Loans and has investment objectives and policies substantially similar to those of the Fund. Mr. Tiffen has over 30 years of investment experience and manages, as of January 31, 2005, approximately $4.3 billion in senior loan assets for Van Kampen. Prior to joining the Adviser, Mr. Tiffen was senior portfolio manager for Pilgrim Investments' Senior Floating Rate Investment Management business from 1995 to 1999, where he managed the Pilgrim Prime Rate Trust and other structured senior loan portfolios. From 1982 to 1995, Mr. Tiffen held positions in the lending and capital markets functions at Bank of America, and its predecessor, Continental Bank. Mr. Tiffen received a bachelor's degree from Northwestern University, Chicago, Illinois. He also is an associate of the Chartered Institute of Bankers and a member of the Economic Club of Chicago.

          Ms. Jamieson joined the Adviser in 2000 and the portfolio management team managing the Fund in January 2002. Ms. Jamieson has over 21 years of investment experience. Prior to joining the Adviser in 2000, Ms. Jamieson was Senior Vice President and Credit Officer at Bank One/First Chicago where she had responsibility for the credit quality and
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     portfolio management of four business units. These included the Retailing
     Industry Portfolio, the Transportation Industry Portfolio, the Principal Investor/Leverage Finance Portfolio and the Par Loan Trading Activity. Ms. Jamieson holds a Masters degree in Business Administration from the University of Michigan, and received her undergraduate degree from the University of Michigan as well. Ms. Jamieson is also a Certified Public Accountant and previously completed her public accounting work at Pricewaterhouse in Boston.

          The composition of the team may change without notice from time to time.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                     SLFSPT 6/05